                                                                    EXHIBIT 99.2

                                [ASSURANT LOGO]

                               ASSURANT INC. (AIZ)

                  FINANCIAL SUPPLEMENT AS OF DECEMBER 31, 2004

                                                                               .
                                                                               .
                                                                               .

                                [ASSURANT LOGO]
                         ASSURANT, INC. AND SUBSIDIARIES
                           EARNINGS RELEASE SUPPLEMENT
                             AS OF DECEMBER 31, 2004

INDEX TO SUPPLEMENT

                                                                     Page:
                                                                     -----
REGULATION G - NON GAAP MEASURES                                       1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)                               2

CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)                      4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)       5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)             6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)                 7

INVESTMENTS (unaudited)                                               12

INVESTMENT RESULTS BY ASSET CATEGORY
& ANNUALIZED YIELDS (unaudited)                                       13

ABOUT ASSURANT:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments - Assurant Employee Benefits; Assurant Health; Assurant Preneed; and Assurant Solutions - have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York's financial district.


SAFE HARBOR STATEMENT:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

                                [ASSURANT LOGO]

REGULATION G - NON GAAP MEASURES

Assurant uses the following non-GAAP financial measures to analyze the company's operating performance for the periods presented in the press release. Because Assurant's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant's non-GAAP financial measures to those of other companies.

(1) Assurant uses net operating income as an important measure of the company's operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company's ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.

(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.

(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.

(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

                                [ASSURANT LOGO]

ASSURANT, INC. AND SUBSIDIARIES
SUMMARY FINANCIAL HIGHLIGHTS
(UNAUDITED)

                                                                 FOR THE THREE-MONTHS ENDED             FOR THE YEAR ENDED
                                                                       DECEMBER 31,                         DECEMBER 31,
        ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                2004              2003               2004                2003
-----------------------------------------------------------  ---------------  ---------------    ---------------    ---------------
NET OPERATING INCOME (1)                                     $        86,478  $        74,799    $       344,991    $       329,159

    Net realized gain/(loss) from investments                          1,210           (8,411)            15,800              1,214

    Loss on disposal of business                                           -                -             (6,337)                 -

    Expenses directly related to the initial and
          secondary public offerings                                  (1,560)         (10,237)            (3,894)           (10,937)

    Interest premium on redemption of mandatorily
          redeemable preferred securities                                  -         (133,784)                 -           (133,784)

                                                             ---------------  ---------------    ---------------    ---------------
NET INCOME                                                   $        86,128  $       (77,633)   $       350,560    $       185,652
                                                             ---------------  ---------------    ---------------    ---------------
TOTAL REVENUES                                               $     1,876,695  $     1,836,295    $     7,403,464    $     7,066,213

PER SHARE AND SHARE DATA:

    Basic earnings per share
        Net operating income                                 $          0.62  $          0.68    $          2.49    $          3.01
        Net income                                           $          0.62  $         (0.71)   $          2.53    $          1.70
    Weighted average of common shares
       outstanding - basic                                       139,968,130      109,222,276        138,358,767        109,222,276

    Diluted earnings per share
        Net operating income                                 $          0.62  $          0.68    $          2.49    $          3.01
        Net income                                           $          0.61  $         (0.71)   $          2.53    $          1.70
    Weighted average of common shares outstanding - diluted      140,054,287      109,222,276        138,467,564        109,222,276

    Pro forma earnings per share (2)
        Net operating income                                 $          0.62  $          0.53    $          2.44    $          2.31
        Net income (loss)                                    $          0.61  $         (0.55)   $          2.48    $          1.31

    Pro forma common shares outstanding                          140,054,287      142,208,676        141,622,001        142,208,676

                                [ASSURANT LOGO]

ASSURANT, INC. AND SUBSIDIARIES
SUMMARY FINANCIAL HIGHLIGHTS (CONTINUED)
(UNAUDITED)

                                                                     AS OF                     AS OF
                                                                   DECEMBER 31,            DECEMBER 31,
                                                                 --------------   -------------------------------
          ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)                  2004            2003             2002
---------------------------------------------------------------  --------------   --------------   --------------
TOTAL ASSETS                                                     $   23,968,565   $   23,707,977   $   22,257,699

TOTAL STOCKHOLDERS' EQUITY                                       $    3,635,431   $    2,632,103   $    2,555,059
  Capital contribution from Fortis                                            -          725,500          725,500
PRO FORMA STOCKHOLDERS' EQUITY (3)                               $    3,635,431   $    3,357,603   $    3,280,559

TOTAL STOCKHOLDERS' EQUITY (EXCLUDING AOCI) (4)                  $    3,297,268   $    2,313,576   $    2,310,074
  Capital contribution from Fortis                                            -          725,500          725,500
PRO FORMA STOCKHOLDERS' EQUITY (EXCLUDING AOCI) (3)              $    3,297,268   $    3,039,076   $    3,035,574

Basic book value per share                                       $        26.01   $        24.10   $        23.39
Basic book value per share (excluding AOCI) (4)                  $        23.59   $        21.18   $        21.15
Shares outstanding for basic book value per share calculation       139,766,177      109,222,276      109,222,276

Diluted book value per share                                     $        25.99   $        24.10   $        23.39
Diluted book value per share (excluding AOCI) (4)                $        23.57   $        21.18   $        21.15
Shares outstanding for diluted book value per share calculation     139,901,760      109,222,276      109,222,276

Pro forma book value per share (3)                               $        25.99   $        23.61   $        23.07
Pro forma book value per share (excluding AOCI) (3)              $        23.57   $        21.37   $        21.35
Pro forma shares outstanding                                        139,901,760      142,208,676      142,208,676

                                [ASSURANT LOGO]

ASSURANT, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(UNAUDITED)

                                                                                   AS OF                AS OF
                                                                                DECEMBER 31,        DECEMBER 31,
                                                                               -------------  -------------------------
                                 ($ IN THOUSANDS)                                  2004          2003         2002
----------------------------------------------------------------------------   ------------   ------------  -----------
ASSETS
Investments and cash and cash equivalents                                       $12,419,797    $11,881,802  $10,694,772
Reinsurance recoverables                                                          4,133,660      4,445,265    4,649,909
Goodwill                                                                            823,054        828,523      834,138
Assets held in separate accounts                                                  3,717,149      3,805,058    3,411,616
Other assets                                                                      2,874,905      2,747,329    2,667,264
                                                                                -----------    -----------  -----------
         Total assets                                                            23,968,565     23,707,977   22,257,699
                                                                                ===========    ===========  ===========


LIABILITIES
Policyholder liability                                                           13,381,936     12,881,796   12,388,623
Debt                                                                                971,611      1,750,000            -
Mandatorily redeemable preferred securities                                               -        196,224    1,446,074
Mandatorily redeemable preferred stock                                               24,160         24,160       24,660
Liabilities related to separate accounts                                          3,717,149      3,805,058    3,411,616
Accounts payable and other liabilities                                            2,238,278      2,418,636    2,431,667
                                                                                -----------    -----------  -----------
         Total liabilities                                                       20,333,134     21,075,874   19,702,640


STOCKHOLDERS' EQUITY
Equity, excluding accumulated other
   comprehensive income                                                           3,297,268      2,313,576    2,310,074
Accumulated other comprehensive income                                              338,163        318,527      244,985
                                                                                -----------    -----------  -----------
         Total stockholders' equity                                               3,635,431      2,632,103    2,555,059
                                                                                -----------    -----------  -----------

                                                                                -----------    -----------  -----------
         Total liabilities and stockholders' equity                             $23,968,565    $23,707,977  $22,257,699
                                                                                ===========    ===========  ===========

                                [ASSURANT LOGO]


ASSURANT, INC. AND SUBSIDIARIES
RECONCILIATION OF NET OPERATING INCOME TO NET INCOME
(UNAUDITED)

                                                                                   FOR THE THREE MONTHS ENDED
                                                               -----------------------------------------------------------------
                                                               DECEMBER 31,  SEPTEMBER 30,   JUNE 30,    MARCH 31,  DECEMBER 31,
         ($ IN THOUSANDS, NET OF TAX)                              2004           2004         2004        2004         2003
                                                               ------------  -------------  ----------  ----------  ------------
Assurant Solutions                                              $  44,563     $   2,974     $  38,568   $  40,053    $  33,085
Assurant Health                                                    33,744        47,900        39,935      36,708       28,421
Assurant Employee Benefits                                         19,967        14,967        14,026      13,250       12,938
Assurant Preneed                                                    8,698         8,942        10,139       6,456        8,159
Corporate and Other                                               (19,857)       (1,195)       (3,818)    (10,412)      (1,150)
Amortization of deferred gain on disposal of businesses
                                                                    9,318         9,450         9,270       9,423       10,427
Interest expense and distributions on mandatorily redeemable
 preferred securities                                              (9,955)       (9,819)      (10,292)     (8,012)     (17,081)
                                                                ---------     ---------     ---------   ---------    ---------
  Net operating income                                             86,478        73,219        97,828      87,466       74,799

Adjustments:

Net realized gains (losses) on investments                          1,210         1,625         3,719       9,246       (8,411)
Loss on disposal of business                                            -             -        (6,337)          -            -
Expenses directly related to the initial and secondary public
offerings                                                          (1,560)            -             -      (2,334)     (10,237)

Interest premium on redemption of mandatorily redeemable
preferred securities                                                    -             -             -           -     (133,784)
                                                                ---------     ---------     ---------   ---------    ---------
Net income (loss)                                               $  86,128     $  74,844     $  95,210   $  94,378    $ (77,633)
                                                                =========     =========     =========   =========    =========

                                                                     FOR THE THREE MONTHS ENDED           FOR THE YEAR ENDED
                                                               --------------------------------------  -------------------------
                                                               SEPTEMBER 30,   JUNE 30,    MARCH 31,  DECEMBER 31,  DECEMBER 31,
         ($ IN THOUSANDS, NET OF TAX)                               2003         2003        2003         2004          2003
                                                               -------------  ----------  ----------  ------------  ------------
Assurant Solutions                                              $  31,424     $  34,067   $  34,613    $ 126,158     $ 133,189
Assurant Health                                                    30,626        30,424      31,542      158,287       121,013
Assurant Employee Benefits                                         22,091        18,400       8,138       62,210        61,567
Assurant Preneed                                                    8,857         9,874       9,132       34,235        36,022
Corporate and Other                                                 9,981        (1,414)       (242)     (35,282)        7,175
Amortization of deferred gain on disposal of businesses
                                                                   11,389        10,013      12,550       37,461        44,379
Interest expense and distributions on mandatorily redeemable
 preferred securities                                             (19,037)      (18,808)    (19,260)     (38,078)      (74,186)
                                                                ---------     ---------   ---------    ---------     ---------
  Net operating income                                             95,331        82,556      76,473      344,991       329,159

Adjustments:

Net realized gains (losses) on investments                          4,767         8,094      (3,236)      15,800         1,214
Loss on disposal of business                                            -             -           -       (6,337)            -
Expenses directly related to the initial and secondary public
offerings                                                            (700)            -           -       (3,894)      (10,937)

Interest premium on redemption of mandatorily redeemable
 preferred securities                                                   -             -           -            -      (133,784)
                                                                ---------     ---------   ---------    ---------     ---------
  Net income (loss)                                             $  99,398     $  90,650   $  73,237    $ 350,560     $ 185,652
                                                                =========     =========   =========    =========     =========

                                [ASSURANT LOGO]

ASSURANT, INC. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                   FOR THE THREE MONTHS ENDED
                                                              ----------------------------------------------------------------------
                                                              DECEMBER 31,  SEPTEMBER 30,    JUNE 30,     MARCH 31,    DECEMBER 31,
                       ($ IN THOUSANDS)                           2004          2004           2004         2004           2003
                                                              ------------  -------------  ------------  -----------  --------------
REVENUES:
Net earned premiums and other considerations                   $ 1,638,612   $ 1,603,548   $ 1,615,473   $ 1,625,238    $ 1,623,269
Net investment income                                              163,263       160,034       157,628       153,824        150,705
Net realized gains (losses) on investments                           1,861         2,501         5,722        14,224        (12,940)
Loss on disposal of business                                             -             -        (9,232)            -              -
Amortization of deferred gain on disposal of businesses             14,334        14,539        14,262        14,497         16,042
Fees and other income                                               58,625        51,238        53,496        49,777         59,219
                                                               -----------   -----------   -----------   -----------    -----------
                                                                 1,876,695     1,831,860     1,837,349     1,857,560      1,836,295
                                                               -----------   -----------   -----------   -----------    -----------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                                              950,821       976,934       943,049       968,965      1,001,438
Selling, underwriting, general and administrative expenses         770,691       730,565       734,422       733,508        737,148
Interest expense and distributions on mandatorily redeemable
          preferred securities                                      15,314        15,107        15,834        12,326         26,279
Interest premium on redemption of mandatorily redeemable
          preferred securities                                           -             -             -             -        205,822
                                                               -----------   -----------   -----------   -----------    -----------
                                                                 1,736,826     1,722,606     1,693,305     1,714,799      1,970,687
                                                               -----------   -----------   -----------   -----------    -----------
Income (loss) before income taxes                                  139,869       109,254       144,044       142,761       (134,392)
Income tax expense (benefit)                                        53,741        34,410        48,834        48,383        (56,759)
                                                               -----------   -----------   -----------   -----------    -----------
Net income (loss)                                              $    86,128    $   74,844   $    95,210   $    94,378    $   (77,633)
                                                               ===========   ===========   ============  ===========    ===========

                                                                     FOR THE THREE MONTHS ENDED             FOR THE YEAR ENDED
                                                              ----------------------------------------  --------------------------
                                                              SEPTEMBER 30,   JUNE 30,     MARCH 31,    DECEMBER 31,  DECEMBER 31,
                    ($ IN THOUSANDS)                              2003          2003         2003           2004         2003
                                                              -------------  -----------  ------------  ------------  ------------
REVENUES:
Net earned premiums and other considerations                   $ 1,546,474   $ 1,484,066  $ 1,502,963   $ 6,482,871   $ 6,156,772
Net investment income                                              150,723       154,364      151,521       634,749       607,313
Net realized gains (losses) on investments                           7,334        12,452       (4,978)       24,308         1,868
Loss on disposal of business                                             -             -            -        (9,232)            -
Amortization of deferred gain on disposal of businesses             17,522        15,405       19,308        57,632        68,277
Fees and other income                                               53,524        56,314       62,926       213,136       231,983
                                                               -----------   -----------  -----------   -----------   -----------
                                                                 1,775,577     1,722,601    1,731,740     7,403,464     7,066,213
                                                               -----------   -----------  -----------   -----------   -----------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                                              879,321       888,241      888,763     3,839,769     3,657,763
Selling, underwriting, general and administrative expenses         721,192       667,819      702,979     2,969,186     2,829,138
Interest expense and distributions on mandatorily redeemable
          preferred securities                                      29,288        28,935       29,631        58,581       114,133
Interest premium on redemption of mandatorily redeemable
          preferred securities                                           -             -            -             -       205,822
                                                               -----------   -----------  -----------   -----------   -----------
                                                                 1,629,801     1,584,995    1,621,373     6,867,536     6,806,856
                                                               -----------   -----------  -----------   -----------   -----------
Income (loss) before income taxes                                  145,776       137,606      110,367       535,928       259,357
Income tax expense (benefit)                                        46,378        46,956       37,130       185,368        73,705
                                                               -----------   -----------  -----------   -----------   -----------
Net income (loss)                                              $    99,398   $    90,650  $    73,237   $   350,560    $  185,652
                                                               ===========   ===========  ===========   ===========   ===========

                                      [ASSURANT LOGO]


ASSURANT SOLUTIONS
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                               FOR THE THREE MONTHS ENDED
                                                        --------------------------------------------------------------------------
                                                        DECEMBER 31,  SEPTEMBER 30,     JUNE 30,      MARCH 31,    DECEMBER 31,
                     ($ IN THOUSANDS)                       2004          2004            2004          2004           2003
                                                        ------------  ------------   -------------  -------------  -------------
REVENUES:
Net earned premiums and other considerations            $    612,226  $    602,720   $     610,630  $     623,065  $     624,999
Net investment income                                         47,123        48,201          44,868         44,759         44,658
Fees and other income                                         38,787        36,818          34,004         26,859         30,091
                                                        ------------  ------------   -------------  -------------  -------------
                                                             698,136       687,739         689,502        694,683        699,748
                                                        ------------  ------------   -------------  -------------  -------------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                                        211,552       272,088         220,215        231,576        267,081
Selling underwriting general and administrative
expenses                                                     422,224       412,153         412,573        404,202        390,087
                                                        ------------  ------------   -------------  -------------  -------------
                                                             633,776       684,241         632,788        635,778        657,168
                                                        ------------  ------------   -------------  -------------  -------------

Income before income taxes                                    64,360         3,498          56,714         58,905         42,580
Income tax expense                                            19,797           524          18,146         18,852          9,495
                                                        ------------  ------------   -------------  -------------  -------------
Net operating income                                    $     44,563  $      2,974   $      38,568  $      40,053  $      33,085
                                                        ============  ============   =============  =============  =============

NET EARNED PREMIUMS AND OTHER CONSIDERATIONS BY MAJOR
   PRODUCT GROUPINGS:
   (amounts in millions)
   Special Property Solutions                           $        191  $        202   $         193  $         183  $         206
   Consumer Protection Solutions                                 421           401             418            440            419
                                                        ------------  ------------   -------------  -------------  -------------
     Total                                              $        612  $        603   $         611  $         623  $         625
                                                        ============  ============   =============  =============  =============

                                                               FOR THE THREE MONTHS ENDED                FOR THE YEAR ENDED
                                                        ------------------------------------------------------------------------
                                                        SEPTEMBER 30,    JUNE 30,     MARCH 31,    DECEMBER 31,    DECEMBER 31,
                     ($ IN THOUSANDS)                       2003           2003         2003           2004           2003
                                                        -------------  ------------  ------------  -------------  --------------
REVENUES:
Net earned premiums and other considerations            $     612,882  $    552,403  $    571,531  $   2,448,641  $    2,361,815
Net investment income                                          46,315        45,387        50,490        184,951         186,850
Fees and other income                                          31,218        30,774        37,399        136,468         129,482
                                                        -------------  ------------  ------------  -------------  --------------
                                                              690,415       628,564       659,420      2,770,060       2,678,147
                                                        -------------  ------------  ------------  -------------  --------------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                                         221,755       213,280       197,113        935,431         899,229
Selling underwriting general and administrative
expenses                                                      424,307       364,783       411,023      1,651,152       1,590,200
                                                        -------------  ------------  ------------  -------------  --------------
                                                              646,062       578,063       608,136      2,586,583       2,489,429
                                                        -------------  ------------  ------------  -------------  --------------

Income before income taxes                                     44,353        50,501        51,284        183,477         188,718
Income tax expense                                             12,929        16,434        16,671         57,319          55,529
                                                        -------------  ------------  ------------  -------------  --------------
Net operating income                                    $      31,424  $     34,067  $     34,613  $     126,158  $      133,189
                                                        =============  ============  ============  =============  ==============

NET EARNED PREMIUMS AND OTHER CONSIDERATIONS BY MAJOR
   PRODUCT GROUPINGS:
   (amounts in millions)
   Special Property Solutions                           $         183  $        172  $        172  $         769  $          733
   Consumer Protection Solutions                                  430           380           400          1,680           1,629
                                                        -------------  ------------  ------------  -------------  --------------
     Total                                              $         613  $        552  $        572  $       2,449  $        2,362
                                                        =============  ============  ============  =============  ==============

                                     [ASSURANT LOGO]

ASSURANT HEALTH
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                                  FOR THE THREE MONTHS ENDED
                                                            ------------------------------------------------------------------------
                                                            DECEMBER 31,   SEPTEMBER 30,    JUNE 30,     MARCH 31,     DECEMBER 31,
                       ($ IN THOUSANDS)                         2004           2004          2004          2004            2003
                                                            -------------  -------------  -----------  -------------  --------------
REVENUES:
Net earned premiums and other considerations                $    557,825   $    563,165   $   559,361  $     550,947  $     533,711
Net investment income                                             17,365         16,874        16,716         16,947         12,970
Fees and other income                                              9,882          8,436        11,035          9,355          8,524
                                                            ------------   ------------   -----------  -------------  -------------
                                                                 585,072        588,475       587,112        577,249        555,205
                                                            ------------   ------------   -----------  -------------  -------------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                                            357,751        350,188       358,729        356,115        351,843
Selling, underwriting, general and administrative expenses       176,645        165,108       167,753        165,401        160,703
                                                            ------------   ------------   -----------  -------------  -------------
                                                                 534,396        515,296       526,482        521,516        512,546
                                                            ------------   ------------   -----------  -------------  -------------
Income before income taxes                                        50,676         73,179        60,630         55,733         42,659
Income tax expense                                                16,932         25,279        20,695         19,025         14,238
                                                            -------------  -------------  -----------  -------------- --------------
Net operating income                                        $     33,744   $     47,900   $    39,935  $      36,708  $      28,421
                                                            ============   ============   ===========  =============  =============

Loss ratio (a)                                                      64.1%          62.2%         64.1%          64.6%          65.9%
Expense ratio (b)                                                   31.1%          28.9%         29.4%          29.5%          29.6%
Combined ratio (c)                                                  94.1%          90.1%         92.3%          93.1%          94.5%

MEMBERSHIP BY PRODUCT LINE:
   Individual                                                        782            807           810            782            761
   Small employer group                                              333            348           367            333            376
                                                            ------------   ------------   -----------  -------------  -------------
      Total                                                        1,115          1,155         1,177          1,115          1,137
                                                            ============   ============   ===========  =============  =============

NET EARNED PREMIUMS AND OTHER CONSIDERATIONS:
   (amounts in millions)
   Individual                                               $        311   $        311   $       301  $         292  $         281
   Small employer group                                              247            252           258            259            253
                                                            ------------   ------------   -----------  -------------  -------------
      Total                                                 $        558   $        563   $       559  $         551  $         534
                                                            ============   ============   ===========  =============  =============

                                                           FOR THE THREE MONTHS ENDED                FOR THE YEAR ENDED
                                                   --------------------------------------------------------------------------
                                                    SEPTEMBER 30,    JUNE 30,      MARCH 31,     DECEMBER 31,    DECEMBER 31,
                       ($ IN THOUSANDS)                 2003           2003          2003            2004            2003
                                                   --------------  ------------  -------------  --------------  -------------
REVENUES:
Net earned premiums and other considerations       $    506,702    $    491,690  $    477,145   $    2,231,298  $    2,009,248
Net investment income                                    11,460          12,406        12,594           67,902          49,430
Fees and other income                                     8,590           7,904         7,237           38,708          32,255
                                                   ------------    ------------  ------------   --------------   -------------
                                                        526,752         512,000       496,976        2,337,908       2,090,933
                                                   ------------    ------------  ------------   --------------   -------------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                                   334,681         317,609       312,913        1,422,783       1,317,046
Selling, underwriting, general and administrative
 expenses                                               145,677         146,848       136,055          674,907         589,283
                                                   ------------    ------------  ------------   --------------   -------------
                                                        480,358         464,457       448,968        2,097,690       1,906,329
                                                   ------------    ------------  ------------   --------------   -------------
Income before income taxes                               46,394          47,543        48,008          240,218         184,604
Income tax expense                                       15,768          17,119        16,466           81,931          63,591
                                                   ------------    ------------- ------------   --------------   -------------
Net operating income                               $     30,626    $     30,424  $     31,542   $      158,287  $      121,013
                                                   ============    ============  ============   ==============  ==============

Loss ratio (a)                                             66.1%           64.6%         65.6%            63.8%           65.5%
Expense ratio (b)                                          28.3%           29.4%         28.1%            29.7%           28.9%
Combined ratio (c)                                         93.2%           93.0%         92.7%            92.4%           93.4%

MEMBERSHIP BY PRODUCT LINE:
   Individual                                               755             715           685              782             761
   Small employer group                                     365             360           355              333             376
                                                   ------------    ------------  ------------   --------------   -------------
      Total                                               1,120           1,075         1,040            1,115           1,137
                                                   ============    ============  ============   ==============   =============

NET EARNED PREMIUMS AND OTHER CONSIDERATIONS:
   (amounts in millions)
   Individual                                      $        262    $        252  $        242   $        1,216  $        1,037
   Small employer group                                     245             240           235            1,015             973
                                                   ------------    ------------  ------------   --------------   -------------
      Total                                        $        507    $        492  $        477   $        2,231  $        2,010
                                                   ============    ============  ============   ==============  ==============

(a) The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b) The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c) The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

                                     [ASSURANT LOGO]

ASSURANT EMPLOYEE BENEFITS
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                           FOR THE THREE MONTHS ENDED
                                                   --------------------------------------------------------------------------
                                                   DECEMBER 31, SEPTEMBER 30,   JUNE 30, MARCH 31,  DECEMBER 31, SEPTEMBER 30,
                                                      2004          2004          2004     2004        2003         2003
                  ($ in thousands)                    ----          ----          ----     ----        ----         ----
                                                   -----------  ------------  ---------  ---------  -----------  ------------
REVENUES:
Net earned premiums and other considerations        $  343,782     $ 305,827  $ 309,159  $ 318,044  $   336,134  $    297,258
Net investment income                                   39,063        37,496     37,437     35,722       35,527        34,512
Fees and other income                                    6,777         5,411      6,734     10,384       16,898         3,832
                                                   -----------  ------------  ---------  ---------  -----------  ------------
                                                       389,622       348,734    353,330    364,150      388,559       335,602
BENEFITS, LOSSES AND EXPENSES:                     -----------  ------------  ---------  ---------  -----------  ------------
Policyholder benefits                                  252,984       224,083    228,842    244,326      253,265       196,910
Selling, underwriting, general and administrative
expenses                                               106,037       101,618    102,737     99,345      114,069       104,707
                                                   -----------  ------------  ---------  ---------  -----------  ------------
                                                       359,021       325,701    331,579    343,671      367,334       301,617
                                                   -----------  ------------  ---------  ---------  -----------  ------------
Income before income taxes                              30,601        23,033     21,751     20,479       21,225        33,985
Income tax expense                                      10,634         8,066      7,725      7,229        8,287        11,894
                                                   -----------  ------------  ---------  ---------  -----------  ------------
Net operating income                                $   19,967     $  14,967  $  14,026  $  13,250  $    12,938  $     22,091
                                                   ===========  ============  =========  =========  ===========  ============
Loss ratio (a)                                            73.6%         73.3%      74.0%      76.8%        75.3%         66.2%
Expense ratio (b)                                         30.2%         32.6%      32.5%      30.2%        32.3%         34.8%

NET EARNED PREMIUMS AND OTHER CONSIDERATIONS BY
   MAJOR PRODUCT GROUPINGS:
   (amounts in millions)
   Group dental                                     $      132     $     128  $     130  $     131  $       135  $        133
   Group disability                                        151           116        115        124          140           102
   Group life                                               61            62         64         63           61            62
                                                   -----------  ------------  ---------  ---------  -----------  ------------
      Total                                         $      344     $     306  $     309  $     318  $       336  $        297
                                                   ===========  ============  =========  =========  ===========  ============

                                    ASSURANT

ASSURANT EMPLOYEE BENEFITS
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                     FOR THE THREE MONTHS ENDED       FOR THE YEAR ENDED
                                                     --------------------------    ------------------------
                                                         JUNE 30, MARCH 31,        DECEMBER 31, DECEMBER 31,
                                                          2003      2003              2004         2003
                  ($ in thousands)                        ----      ----              ----         ----
                                                       ---------  ---------        -----------  -----------
REVENUES:
Net earned premiums and other considerations           $ 302,759  $ 320,279        $ 1,276,812  $ 1,256,430
Net investment income                                     35,397     34,520            149,718      139,956
Fees and other income                                     16,290     16,773             29,306       53,793
                                                       ---------  ---------        -----------  -----------
                                                         354,446    371,572          1,455,836    1,450,179
BENEFITS, LOSSES AND EXPENSES:                         ---------  ---------        -----------  -----------
Policyholder benefits                                    223,261    247,512            950,235      920,948
Selling, underwriting, general and administrative
expenses                                                 102,877    111,539            409,737      433,192
                                                       ---------  ---------        -----------  -----------
                                                         326,138    359,051          1,359,972    1,354,140
                                                       ---------  ---------        -----------  -----------
Income before income taxes                                28,308     12,521             95,864       96,039
Income tax expense                                         9,908      4,383             33,654       34,472
                                                       ---------  ---------        -----------  -----------
Net operating income                                   $  18,400  $   8,138        $    62,210  $    61,567
                                                       =========  =========        ===========  ===========
Loss ratio (a)                                              73.7%      77.3%              74.4%        73.3%
Expense ratio (b)                                           32.2%      33.1%              31.4%        33.1%

NET EARNED PREMIUMS AND OTHER CONSIDERATIONS BY
   MAJOR PRODUCT GROUPINGS:
   (amounts in millions)
   Group dental                                        $     134  $     137        $       521  $       539
   Group disability                                          101        118                506          461
   Group life                                                 68         65                250          256
                                                       ---------  ---------        -----------  -----------
      Total                                            $     303  $     320        $     1,277  $     1,256
                                                       =========  =========        ===========  ===========

(a) The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b) The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

                                [ASSURANT LOGO]

ASSURANT PRENEED
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                      FOR THE THREE MONTHS ENDED
                                --------------------------------------------------------------------------------------------------
                                DECEMBER 31, SEPTEMBER 30,   JUNE 30,  MARCH 31, DECEMBER 31, SEPTEMBER 30,  JUNE 30,   MARCH 31,
       ($ IN THOUSANDS)            2004          2004         2004       2004        2003         2003         2003       2003
------------------------------  -----------  ------------    -------   --------  -----------  ------------   -------    --------
REVENUES:
Net earned premiums and other
considerations                    $ 124,779     $ 131,836  $ 136,323  $ 133,182  $   128,425     $ 129,632  $ 137,214  $ 134,008
Net investment income                52,672        50,982     52,469     50,177       48,363        46,371     48,380     45,110
Fees and other income                 3,295           (20)     1,494      2,041        1,660         1,167      1,243      1,245
                                  ---------     ---------  ---------  ---------  -----------     ---------  ---------  ---------
                                    180,746       182,798    190,286    185,400      178,448       177,170    186,837    180,363
                                  ---------     ---------  ---------  ---------  -----------     ---------  ---------  ---------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits               128,534       130,575    135,263    136,948      129,249       125,975    134,091    131,225
Selling, underwriting, general
and administrative expenses          39,729        38,854     39,390     38,513       36,451        37,765     37,657     35,069
                                  ---------     ---------  ---------  ---------  -----------     ---------  ---------  ---------
                                    168,263       169,429    174,653    175,461      165,700       163,740    171,748    166,294
                                  ---------     ---------  ---------  ---------  -----------     ---------  ---------  ---------
Income before income taxes           12,483        13,369     15,633      9,939       12,748        13,430     15,089     14,069
Income tax expense                    3,785         4,427      5,494      3,483        4,589         4,573      5,215      4,937
                                  ---------     ---------  ---------  ---------  -----------     ---------  ---------  ---------
Net operating income              $   8,698     $   8,942  $  10,139  $   6,456  $     8,159       $ 8,857  $   9,874  $   9,132
                                  =========     =========  =========  =========  ===========     =========  =========  =========
NET EARNED PREMIUMS AND
  OTHER CONSIDERATIONS
  BY CHANNEL:
   (amounts in millions)
   AMLIC                          $      62     $      69  $      70  $      72  $        67     $      69  $      75  $      72
   Independent                           63            63         66         61           61            61         62         62
                                  ---------     ---------  ---------  ---------  -----------     ---------  ---------  ---------
      Total                       $     125     $     132  $     136  $     133  $       128     $     130  $     137  $     134
                                  =========     =========  =========  =========  ===========     =========  =========  =========

                                    FOR THE YEAR ENDED
                                 ---------------------
                                DECEMBER 31, DECEMBER 31,
       ($ IN THOUSANDS)            2004         2003
------------------------------  -----------  -----------
REVENUES:
Net earned premiums and other
considerations                    $ 526,120    $ 529,279
Net investment income               206,300      188,224
Fees and other income                 6,810        5,315
                                  ---------    ---------
                                    739,230      722,818
                                  ---------    ---------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits               531,320      520,540
Selling, underwriting, general
and administrative expenses         156,486      146,942
                                  ---------    ---------
                                    687,806      667,482
                                  ---------    ---------
Income before income taxes           51,424       55,336
Income tax expense                   17,189       19,314
                                  ---------    ---------
Net operating income              $  34,235    $  36,022
                                  =========    =========
NET EARNED PREMIUMS AND
  OTHER CONSIDERATIONS
  BY CHANNEL:
   (amounts in millions)
   AMLIC                          $     273    $     283
   Independent                          253          246
                                  ---------    ---------
      Total                       $     526    $     529
                                  =========    =========

                                [ASSURANT LOGO]

ASSURANT CORPORATE AND OTHER
CONDENSED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                       FOR THE THREE MONTHS ENDED
                                     ---------------------------------------------------------------------------------------------
                                     DECEMBER 31, SEPTEMBER 30,  JUNE 30, MARCH 31, DECEMBER 31, SEPTEMBER 30, JUNE 30,  MARCH 31,
              ($ IN THOUSANDS)          2004          2004       2004       2004      2003           2003        2003      2003
-----------------------------------  -----------  ------------  --------  --------  -----------  ------------  --------  --------
REVENUES:
Net earned premiums and other
 considerations                       $        -    $        -  $      -  $      -  $         -       $     -  $      -  $      -
Net investment income                      7,040         6,481     6,138     6,219        9,187        12,065    12,794     8,807
Net realized gains (losses) on
 investments                               1,861         2,501     5,722    14,224      (12,940)        7,334    12,452    (4,978)
Loss on disposal of business                   -             -     (9,232)       -            -             -         -         -
Amortization of deferred gain on
 disposal of businesses                   14,334        14,539    14,262    14,497       16,042        17,522    15,405    19,308
Fees and other income                       (116)          593       229     1,138        2,046         8,717       103       272
                                     -----------  ------------  --------  --------  -----------  ------------  --------  --------
                                          23,119        24,114    17,119    36,078       14,335        45,638    40,754    23,409
                                     -----------  ------------  --------  --------  -----------  ------------  --------  --------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                          -             -         -         -            -             -         -         -
Selling, underwriting, general and
  administrative expenses                 26,056        12,832    11,969    26,047       35,838         8,736    15,654    9,293
Interest expense and distributions
          on mandatorily redeemable
          preferred securities            15,314        15,107    15,834    12,326       26,279        29,288    28,935    29,631
Interest premium on redemption of
          mandatorily redeemable
          preferred securities                 -             -         -         -      205,822             -         -         -
                                     -----------  ------------  --------  --------  -----------  ------------  --------  --------
                                          41,370        27,939    27,803    38,373      267,939        38,024    44,589    38,924
                                     -----------  ------------  --------  --------  -----------  ------------  --------  --------
Income (loss) before income taxes        (18,251)       (3,825)  (10,684)   (2,295)    (253,604)        7,614    (3,835)  (15,515)
Income tax expense (benefit)               2,593        (3,886)   (3,226)     (206)     (93,368)        1,214    (1,720)   (5,327)
                                     -----------  ------------  --------  --------  -----------  ------------  --------  --------
Net operating income (loss)            $ (20,844)   $       61  $ (7,458) $ (2,089) $  (160,236)      $ 6,400  $ (2,115) $(10,188)
                                     ===========  ============  ========  ========  ===========  ============  ========  ========

                                         FOR THE YEAR ENDED
                                      -------------------------
                                      DECEMBER 31, DECEMBER 31,
              ($ IN THOUSANDS)           2004          2003
-----------------------------------   -----------  ----------
REVENUES:
Net earned premiums and other
 considerations                         $       -  $         -
Net investment income                      25,878       42,853
Net realized gains (losses) on
 investments                               24,308        1,868
Loss on disposal of business               (9,232)           -
Amortization of deferred gain on
 disposal of business                      57,632       68,277
Fees and other income                       1,844       11,138
                                      -----------  -----------
                                          100,430      124,136
                                      -----------  -----------
BENEFITS, LOSSES AND EXPENSES:
Policyholder benefits                           -            -
Selling, underwriting, general and
  administrative expenses                  76,904       69,521
Interest expense and distributions
          on mandatorily redeemable
          preferred securities             58,581      114,133
Interest premium on redemption of
          mandatorily redeemable
          preferred securities                  -      205,822
                                      -----------  -----------
                                          135,485      389,476
                                      -----------  -----------
Income (loss) before income taxes         (35,055)    (265,340)
Income tax expense (benefit)               (4,725)     (99,201)
                                      -----------  -----------
Net operating income (loss)             $ (30,330) $  (166,139)
                                      ===========  ===========

                                [ASSURANT LOGO]

 ASSURANT, INC. AND SUBSIDIARIES
 INVESTMENTS
 (UNAUDITED)

                                                                  AS OF                AS OF
                                                               DECEMBER 31,         DECEMBER 31,
                      ($ IN THOUSANDS)                            2004                  2003
------------------------------------------------------------  ------------         ------------
 INVESTMENTS BY TYPE
 Fixed maturities: available-for-sale, at fair value          $  9,177,938         $ 8,728,838
 Equity Securities: available-for-sale
       Preferred stocks                                            520,888              452,373
       Common stocks                                                 6,063                4,067
 Commercial mortgage loans on real estate, at amortized cost     1,053,872              932,791
 Policy loans                                                       64,886               68,185
 Cash and short-term investments                                 1,107,175            1,234,075
 Other investments                                                 488,975              461,473
                                                              ------------         ------------
 TOTAL                                                        $ 12,419,797         $ 11,881,802
                                                              ============         ============
 FIXED MATURITY SECURITIES BY CREDIT QUALITY  (FAIR VALUE)
 Aaa / Aa / A                                                 $  6,331,737    67%  $  6,074,426   70%
 Baa                                                             2,301,855    27%     2,110,009   24%
 Ba                                                                406,412     5%       360,991    4%
 B                                                                 100,460     1%       135,415    2%
 Caa and lower                                                      37,130     0%        39,884    0%
 In or near default                                                    344     0%         8,113    0%
                                                              ------------   ---   ------------  ---
 TOTAL                                                        $  9,177,938   100%  $  8,728,838  100%
                                                              ============   ===   ============  ===
 FIXED MATURITY SECURITIES BY ISSUER TYPE (FAIR VALUE)
 U.S government and government agencies and authorities       $  1,232,396    13%  $  1,681,746   19%
 State, municipalities and political subdivisions                  211,576     2%       203,679    2%
 Foreign government                                                520,646     6%       317,748    4%
 Public utilities                                                1,082,725    12%       984,141   11%
 All other corporate bonds                                       6,130,595    67%     5,541,524   64%
                                                              ------------   ---   ------------  ---
 TOTAL                                                        $  9,177,938   100%  $  8,728,838  100%
                                                              ============   ===   ============  ===

                                [ASSURANT LOGO]

ASSURANT, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS
(UNAUDITED)

                                           FOR THE THREE MONTHS ENDED DECEMBER 31, 2004 FOR THE THREE MONTHS ENDED DECEMBER 31, 2003
                                           -------------------------------------------- --------------------------------------------
                                                            INVESTMENT      INVESTMENT                  INVESTMENT       INVESTMENT
             ($ IN THOUSANDS)                 YIELD           INCOME        GAIN (LOSS)     YIELD         INCOME         GAIN (LOSS)
-----------------------------------------  ----------       ----------      ----------  ------------    ----------       ----------
Fixed maturities: available-for-sale,
 at fair value                                5.97%          $ 128,644        $ 11,987      6.04%       $  107,851        $ (12,630)
Equity Securities: available-for-sale         6.85%              9,014             803      7.43%            7,952              563
Commercial mortgage loans on real estate,
 at amortised cost                            7.75%             20,284            (747)     7.70%           17,729              (68)
Policy loans                                  5.16%                844               -      5.76%              987                -
Cash and short-term investments               1.48%              3,739               -      0.74%            1,847              (22)
Other investments                             5.52%              6,881         (10,182)     6.90%           21,349             (783)
                                                            ----------      ----------                  ----------       ----------
    Total                                                      169,406        $  1,861                     157,715        $ (12,940)
Investment expenses                                             (6,143)                                    (7,010)
                                                            ----------                                  ----------
    Net investment income                                    $ 163,263                                  $ 150,705
                                                            ==========                                  ==========
Gross investment gain                                                         $ 18,486                                    $   5,072
Gross investment loss                                                          (16,625)                                     (12,054)
Write-downs on available-for-sale
securities                                                                           -                                       (5,958)
                                                                            ----------                                    ---------
    Net investment gain (loss)                                                $  1,861                                    $ (12,940)
                                                                            ==========                                    =========

                                            FOR THE YEAR ENDED DECEMBER 31, 2004  FOR THE YEAR ENDED DECEMBER 31, 2003
                                            ------------------------------------  ------------------------------------
                                                         INVESTMENT   INVESTMENT                INVESTMENT  INVESTMENT
             ($ IN THOUSANDS)                  YIELD      INCOME      GAIN (LOSS)    YIELD        INCOME    GAIN (LOSS)
-----------------------------------------   ----------   ----------   ----------  -----------   ----------  ----------
Fixed maturities: available-for-sale,
 at fair value                                 5.84%      $ 494,152     $ 31,489      6.17%      $ 472,717     $ 3,754
Equity Securities: available-for-sale          7.50%         35,596        1,098      7.70%         27,030       1,084
Commercial mortgage loans on real estate,
 at amortised cost                             7.99%         79,334       (1,197)     8.00%         70,988           -
Policy loans                                   5.76%          3,832            -      5.70%          3,920           -
Cash and short-term investments                0.86%         10,100           17      0.78%          9,916           -
Other investments                              7.58%         36,003       (7,099)     9.61%         46,538      (2,970)
                                                         ----------   ----------                ----------  ----------
     Total                                                  659,017     $ 24,308                   631,109     $ 1,868
Investment expenses                                         (24,268)                               (23,796)
                                                         ----------                             ----------
     Net investment income                                $ 634,749                              $ 607,313
                                                         ==========                             ==========
Gross investment gain                                                   $ 58,640                              $ 52,752
Gross investment loss                                                    (33,515)                              (28,288)
Write-downs on available-for-sale
securities                                                                  (817)                              (22,596)
                                                                      ----------                            ----------
     Net investment gain (loss)                                         $ 24,308                               $ 1,868
                                                                      ==========                            ==========